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              [NETHERLAND, SEWELL & ASSOCIATES, INC. LETTERHEAD]

                                                                    EXHIBIT 23.2

           CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND GEOLOGISTS

    We hereby consent to the use of our name and information related to reserves in the Annual Report on Form 10-K of Western Gas Resources, Inc. and Subsidiaries (the "Company") for the year ended December 31, 1999.


                                     NETHERLAND, SEWELL & ASSOCIATES, INC.



                                    By: /s/ Clarence M. Netherland
                                        ---------------------------------------
                                            Clarence M. Netherland
                                            Chairman

Dallas, Texas
March 9, 2000